                                                        EXHIBIT 99.1

FOR IMMEDIATE RELEASE                     CONTACT:
                                          Sarah Carmody, Investor Relations
                                          617.779.7892
                                          scarmody@amicas.com

          AMICAS REPORTS FINANCIAL RESULTS FOR THE FIRST FISCAL QUARTER
                              ENDED MARCH 31, 2005

         DELIVERS 28% YEAR OVER YEAR REVENUE GROWTH, CONTINUED EARNINGS IMPROVEMENT AND ENDS THE FIRST QUARTER WITH $88.6 MILLION IN CASH AND CASH
                                   EQUIVALENTS

Boston, MA, May 2, 2005 /PRNewswire/ -- AMICAS, Inc. (Nasdaq: AMCS), a leader in radiology and medical image and information management solutions, today reported financial results for its first fiscal quarter ended March 31, 2005.

As previously announced, the Company completed the sale of its medical division to Cerner Corporation on January 3, 2005 for $100 million in cash. As a result of the sale of the medical division, the Company recorded a gain from discontinued operations for the quarter ended March 31, 2005 of $46.1 million, or $1.03 per basic and diluted share. The $46.1 million gain is net of income taxes of $34.6 million and a purchase price adjustment of $1.2 million. The Company's net income per basic and diluted share for the quarter ended March 31, 2005 was $0.98, compared to a net loss of $(0.05) per basic and diluted share for the quarter ended March 31, 2004.

The Company's Condensed Consolidated Statements of Operations present the results of the medical division as discontinued operations. The following financial information excludes discontinued operations.

Total revenues for the first quarter of 2005 were $12.1 million as compared to $9.5 million for the first quarter of 2004, which represents a year over year increase of 28%. Sequentially, from the fourth quarter of 2004, revenues remained constant at $12.1 million. The Company's loss from continuing operations after provision for income taxes for the first quarter of 2005 was $2.3 million, or $(0.05) per basic and diluted share, compared to a loss from continuing operations of $5.5 million, or $(0.13) per basic and diluted share, for the first quarter of 2004.

The Company's operating loss from continuing operations of $3.4 million for the first quarter of 2005 includes charges of $1.8 million. These charges consist of $1.1 million for the settlement of the earn-out and $0.7 million of severance-related costs.

On a continuing operations basis and excluding the $1.8 million of charges described above, adjusted EBITDA for the first quarter of 2005 amounted to a loss of $0.6 million (operating loss of $3.4 million less $0.5 million of depreciation and amortization expense, less $0.5 million amortization of software and less charges of $1.8 million) as follows:

                                                                THREE MONTHS
                                                                       ENDED
(in thousands)                                                MARCH 31, 2005
                                                          ------------------
OPERATING LOSS                                                       (3,398)

Add Back:
  Depreciation and amortization                                          493
  Amortization of software                                               498
  Settlement of earn-out                                               1,085
  Restructuring charges                                                  692
                                                          ------------------
TOTAL ADD BACK                                                        $2,768

                                                          ------------------
ADJUSTED EBITDA                                                       $(630)
                                                          ------------------

AMICAS believes that the adjusted EBITDA measurement is a meaningful indicator of the Company's core operating performance and is used by management in evaluating such performance and in planning for future periods. This non-GAAP financial measure should be viewed as supplemental to, and not as an alternative for, the Company's GAAP financial measures.

"The first quarter of 2005 represents a major turning point for AMICAS. We are now exclusively focused on image and information management. We believe we have an excellent suite of product and service offerings, an attractive base of customers, a strong balance sheet and a top-flight team," said Dr. Stephen Kahane CEO and vice chairman of AMICAS. "As recently announced, we enhanced our team even further with the addition of Peter McClennen and I am thrilled to have Peter on board. He has a proven track record of building and running world-class operations in the healthcare IT space. His experience and market knowledge is a tremendous asset to our Company."

AMICAS' new president and COO, Peter McClennen said "I am very excited about my move to AMICAS. Our comprehensive suite of products, including PACS, RIS, and financial management, positions us to capitalize on the next wave of growth in image and information management solutions."

AMICAS ended the quarter with cash and cash equivalents of $88.6 million, no long-term debt and working capital of $68.7 million. In the quarter ended March 31, 2005, the Company repaid the entire outstanding balance of $23.2 million under its credit facility with Wells Fargo Foothill, Inc. and the credit facility was terminated.

The Company maintains its guidance for fiscal 2005 revenues to increase between 15% and 20% over 2004. The Company expects to be adjusted EBITDA positive in the third quarter of 2005 and to have adjusted EBITDA as a percentage of revenues to be in the 10% to 15% range in the fourth quarter of 2005. Additionally, the Company expects to achieve positive net income in the fourth quarter of 2005. This fourth quarter estimate assumes, among other things, a negligible income tax provision. The 2005 amounts represent continuing operations and exclude the gain on sale of the Company's medical division recorded in the first quarter of 2005.

ABOUT AMICAS, INC.

AMICAS, Inc. (www.amicas.com) is a leader in radiology and medical image and information management solutions. The AMICAS Vision Series(TM) products provide a complete, end-to-end solution for imaging centers, ambulatory care facilities, and radiology practices. Acute care and hospital clients are provided a fully-integrated, HIS/RIS-independent PACS, featuring advanced enterprise workflow support and scalable design. Complementing the Vision Series product family is AMICAS Insight Services(TM), a set of client-centered professional and consulting services that assist our customers with a well-planned transition to a digital enterprise.

SAFE HARBOR STATEMENT
Except for the historical information herein, the matters discussed in this release include forward-looking statements. The forward-looking statements contained in this release include statements about future financial and operating results. When used in this press release, the words: believes, intends, plans, anticipates, expects, estimates, and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause actual results to differ materially which include, but are not limited to, the following: a significant portion of the Company's quarterly sales are concluded in the last month of the fiscal quarter; the length of sales and delivery cycles; the deferral and/or realization of deferred software license and system revenues according to contract terms; the timing, cost and success or failure of current and new product and service introductions and product upgrade releases; the inability to achieve revenues from combined lines of products; the ability of AMICAS to comply with all government laws, rules and regulations; and other risks affecting AMICAS' businesses generally and as set forth in AMICAS' most recent filings with the Securities and Exchange Commission. ALL FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND ARE MADE ONLY AS OF THE DATE OF THIS RELEASE. AMICAS is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. The financial statements and information as of, and for the period ended, March 31, 2005 contained in this press release are subject to review by the Company's independent registered public accounting firm.

                                  AMICAS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        THREE MONTHS ENDED
                                                                             MARCH 31,
                                                                      ---------------------
                                                                        2005         2004
                                                                      --------     --------
Revenues:
      Maintenance and services                                        $  8,422     $  6,541
      Software licenses and system sales                                 3,661        2,924
                                                                      --------     --------
TOTAL REVENUES                                                          12,084        9,465
                                                                      --------     --------

Costs and expenses:
Cost of revenues:
      Maintenance and services                                           1,207        1,580
      Software licenses and system sales, includes                       1,431        1,443
         amortization of software costs of $498, and $794
Selling, general and administrative                                      8,216        8,528
Research and development                                                 2,358        2,405
Depreciation and amortization                                              493          562
Settlement of earnout                                                    1,085           --
Restructuring charges                                                      692           --
                                                                      --------     --------
                                                                        15,482       14,518
                                                                      --------     --------
OPERATING LOSS                                                          (3,398)      (5,053)

NON-OPERATING INCOME (EXPENSE):
Interest income                                                            413           26
Interest expense                                                          (747)        (373)
                                                                      --------     --------
LOSS FROM CONTINUING OPERATIONS,
      BEFORE INCOME TAXES                                               (3,732)      (5,400)

(Benefit) provision for income taxes                                    (1,480)          75
                                                                      --------     --------

LOSS FROM CONTINUING OPERATIONS                                         (2,252)      (5,475)

Income from discontinued operations                                     46,073        3,291

NET INCOME (LOSS)                                                     $ 43,821     $ (2,184)
                                                                      ========     ========

NET INCOME (LOSS) PER SHARE:

      Basic:
        Continuing operations                                         $  (0.05)    $  (0.13)
        Discontinued operations                                           1.03         0.08
                                                                      --------     --------
                                                                      $   0.98     $  (0.05)
                                                                      ========     ========

      Diluted:
        Continuing operations                                         $  (0.05)    $  (0.13)
        Discontinued operations                                           1.03         0.08
                                                                      --------     --------
                                                                      $   0.98     $  (0.05)
                                                                      ========     ========


WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:

      Basic                                                             44,530       43,371
      Diluted                                                           44,530       43,371

                                  AMICAS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                    UNAUDITED
               (IN THOUSANDS, EXCEPT SHARE AND PAR VALUE AMOUNTS)


                                                                       MARCH 31,    MARCH 31,
                                                                         2005         2004
                                                                      ---------    ---------
ASSETS

Current assets:
      Cash and cash equivalents                                       $  88,646    $  18,552
      Accounts receivable, net                                           12,896       18,079
      Computer hardware held for resale                                     253          596
      Deferred income taxes, net                                             --        2,203
      Prepaid expenses and other assets                                   2,702        2,993
                                                                      ---------    ---------
Total current assets                                                    104,497       42,423

Property and equipment, net                                               1,452        4,904
Goodwill                                                                 27,313       34,140
Acquired/developed software, less accumulated amortization               11,090       21,235
Other intangible assets, less accumulated amortization                    2,831        3,258
Deferred income taxes, net                                                   --       24,547
Other assets                                                                847        1,645
                                                                      ---------    ---------

                                                                      ---------    ---------
TOTAL ASSETS                                                          $ 148,030    $ 132,152
                                                                      =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable and accrued expenses                           $  16,599    $  15,396
      Accrued restructuring costs                                           107          541
      Deferred revenue, including unearned discounts                     11,734       14,370
      Current portion of long-term debt                                   5,722        5,399
      Other Liabilities                                                   1,680           --
                                                                      ---------    ---------
Total current liabilities                                                35,842       35,706

Long-term debt                                                               --       22,035
Other liabilities, primarily unearned discounts                           1,135        5,564

Stockholders' equity:
      Preferred stock $.001 par value; 2,000,000 shares authorized;          --           --
         none issued and outstanding
      Common stock $.001 par value; 200,000,000 shares authorized;
        44,872,148 and 45,391,879 shares issued                              47           45
      Additional paid-in capital                                        214,467      205,808
      Accumulated deficit                                               (96,989)    (130,534)
      Treasury stock, at cost, 1,985,502 shares                          (6,472)      (6,472)
                                                                      ---------    ---------
Total stockholders' equity                                              111,053       68,847

                                                                      ---------    ---------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                              $ 148,030    $ 132,152
                                                                      =========    =========